                   OFFER TO EXCHANGE AND CONSENT SOLICITATION

             U S WEST FINANCING I                           U S WEST FINANCING II
       7.96% TRUST ORIGINATED PREFERRED               8 1/4% TRUST ORIGINATED PREFERRED
                SECURITIES-SM-                                  SECURITIES-SM-
       ("TOPRS-SM-") (CUSIP 90388D204)                 ("TOPRS-SM-") (CUSIP 90338M204)
                     FOR                                             FOR
           MEDIAONE FINANCE TRUST I                       MEDIAONE FINANCE TRUST II
        .  % TRUST ORIGINATED PREFERRED          % TRUST ORIGINATED PREFERRED SECURITIES-SM-
                SECURITIES-SM-                                  ("TOPRS-SM-")
                ("TOPRS-SM-")                                  OR $  .  IN CASH
               OR $  .  IN CASH

 EACH OF THE OFFERS AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
 YORK CITY TIME, ON       ,         , 1998, UNLESS EXTENDED.

                                                                    May   , 1998

To:  Brokers, Dealers, Commercial Banks,

     Trust Companies and

     Other Nominees

    We have been appointed by U S WEST Capital Funding, Inc. ("Capital Funding") to act as Dealer Managers in connection with the offers described below.

    Capital Funding is offering to exchange 7.96% Trust Originated Preferred Securities (the "Old Series I Preferred Securities") of U S WEST Financing I
(the "Old Series I Trust") for an equal amount of   % Trust Originated Preferred
Securities (the "New Series I Preferred Securities") of MediaOne Finance Trust I (the "New Series I Trust") or $ in cash per Old Series I Preferred Security. Capital Funding is also offering to exchange 8 1/4% Trust Originated Preferred Securities (the "Old Series II Preferred Securities" and, together with the Old Series I Preferred Securities, the "Old Preferred Securities") of U S WEST
Financing II (the "Old Series II Trust") for an equal amount of   % Trust
Originated Preferred Securities (the "New Series II Preferred Securities") of MediaOne Finance Trust II (the "New Series II Trust") or $ in cash per Old Series II Preferred Security. Each of the offers is referred to individually as on "Offer" and collectively as the "Offers." The Offers are being made upon the
terms and subject to the conditions set forth in a Prospectus, dated May   ,
1998 (as amended or supplemented and including all documents incorporated therein by reference, the "Prospectus"), and the related Letters of Transmittal and Consent (the "Letters of Transmittal"). The terms of the New Series I Preferred Securities and the New Series II Preferred Securities are described in the Prospectus.

    In connection with the Offers, U S WEST, Inc. ("U S WEST") and Capital Funding are soliciting consents (the "Consents") from the holders of record of Old Preferred Securities as of May 6, 1998 (the "Record Date") to the Proposed Amendments described in the Prospectus.

    - The proper tender by holders of Old Preferred Securities as of the Record Date will constitute the giving of a Consent by such holders with respect to such Old Preferred Securities.

    - Holders of Old Preferred Securities who acquired such Old Preferred Securities after the Record Date will have the right to tender their Old Preferred Securities pursuant to the Offers but will not have the right to provide Consents.

    - A holder of Old Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Old Preferred Securities pursuant to an Offer.

    - No separate payments will be made for consents.

    For your information and for forwarding to your clients, for whom you hold either or both series of Old Preferred Securities registered in your name or in the name of your nominee, we are enclosing an appropriate number of sets of the following documents with respect to either or both Offers, as applicable:

------------------------

-SM-  "Trust Originated Preferred Securities" and "TOPrS" are service marks of
    Merrill Lynch & Co.

1.  Prospectus;

2. Letter of Transmittal relating to the applicable Offer for your use and for the information of your clients, for whom you hold Old Preferred Securities of the applicable series, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

3. Notice of Guaranteed Delivery relating to the applicable Offer, to be used to accept such Offer if the book-entry transfer of Old Preferred Securities cannot be completed by the applicable Expiration Date (as defined in the Prospectus);

4. A form of letter that may be sent to your clients, for whom you hold Old Preferred Securities, with space provided for obtaining such clients' instructions and their designation of a Soliciting Dealer with regard to the applicable Offer;

5. A Question and Answer pamphlet relating to both of the Offers that may be sent to your clients; and

6. A return envelope addressed to First Chicago Trust Company of New York, the Exchange Agent.

          WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     Brokers, dealers, commercial banks, trust companies and other nominees should be aware that the Depository Trust Company has issued a special notice and established special procedures for tendering Old Preferred Securities pursuant to the Offers. With respect to each Offer, separate accounts have been established by the Exchange Agent at the Depository Trust Company ("DTC") for (i) book-entry delivery of interests in Old Preferred Securities held as of the Record Date (which will constitute the giving of a Consent with respect to such interests) and (ii) book-entry delivery of interests in Old Preferred Securities acquired after the Record Date (which will not constitute the giving of a Consent with respect to such interests). PLEASE ENSURE THAT TENDERS ARE MADE TO THE PROPER ACCOUNT. If only a Consent is being provided by a holder as of the Record Date, you will be required to fill out the form of Consent included in the applicable Letter of Transmittal and return such Letter of Transmittal to the Exchange Agent.

     Capital Funding will pay Soliciting Dealers designated by the beneficial owner of the Old Preferred Securities validly tendered and accepted pursuant to the Offers a solicitation fee of $0.50 per Old Preferred Security exchanged for New Preferred Securities and $0.375 per Old Preferred Security tendered for cash (except that in the case of transactions equal to or exceeding 10,000 Old Preferred Securities of either series, Capital Funding will pay $0.25 per Old Preferred Security exchanged for New Preferred Securities or tendered for cash), in each case subject to certain conditions. In cases where no Solicitating Dealer is designated, the Dealer Managers will be paid one hundred percent (100%) of the applicable solicitation fee. "Solicitating Dealers" include (i) any broker or dealer in securities, including each Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Old Preferred Securities by a holder unless the applicable Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders." No separate solicitation fee will be paid for Consents.

     Soliciting Dealers will include any of the organizations described in clauses (i),(ii) and (iii) above even when the activities of such organizations in connection with either Offer consist solely of forwarding to clients material relating to such Offer, including the Prospectus and the related Letter of Transmittal, and tendering Old Preferred Securities as directed by beneficial owners thereof; provided that under no circumstances shall any fee bc paid to Soliciting Dealers more than once with respect to any Old Preferred Security. No Soliciting Dealer is required to make any recommendation to holders of Old Preferred Securities as to whether to tender or refrain from tendering in the applicable Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with an

 Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offers, the term "solicit" shall be deemed to mean no more than processing Old Preferred Securities tendered or forwarding to customers materials regarding the Offers.

     In order to receive a solicitation fee, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within two business days after the applicable Expiration Date. Such Notice of Solicited Tenders for the Old Series I Preferred Securities is attached hereto on page 4, and such Notice of Solicited Tenders for the Old Series II Preferred Securities is attached hereto on page 5. No solicitation fee shall be payable to a Soliciting Dealer in respect of Old Preferred Securities (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Old Preferred Securities are held by such Soliciting Dealer as nominee and such Old Preferred Securities are being tendered for the benefit of one or more beneficial owners identified on the applicable Letter of Transmittal or the applicable Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Old Preferred Securities by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

     No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of U S WEST, Capital Funding, the New Series I Trust, the New Series II Trust, the Old Series I Trust, the Old Series II Trust, the trustee of any trust, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Offers.

     Capital Funding will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. Capital Funding will pay all stock transfer taxes applicable to the acceptance of Old Preferred Securities pursuant to the Offers, in each case, subject to Instruction 5 of the applicable Letter of Transmittal.

     Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Exchange Agent, in its sole discretion, which determination will be final and binding. Neither the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tender or incur any liability for failure to give such notification.

     Any inquiries you may have with respect to the Offers should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent at the address and telephone number set forth on the back cover of the Prospectus.

                                          Very truly yours,

                                          MERRILL LYNCH & CO.

                                          LEHMAN BROTHERS INC.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS THE AGENT OF U S WEST, CAPITAL FUNDING, THE OLD SERIES I TRUST, THE OLD SERIES II TRUST, THE NEW SERIES I TRUST, THE NEW SERIES II TRUST, THE TRUSTEES OF ANY TRUST, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH EITHER OR BOTH OF THE OFFERS OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                          NOTICE OF SOLICITED TENDERS

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT WITHIN THREE BUSINESS DAYS AFTER THE APPLICABLE EXPIRATION DATE TO THE ADDRESS SET FORTH ON THE BACK COVER OF THE PROSPECTUS. NOTICES MAY BE DELIVERED BY FACSIMILE TO THE EXCHANGE AGENT AT (201) 222-4720 (CONFIRM RECEIPT BY TELEPHONE (201) 222-4707).

     ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AS FOLLOWS: BEACON HILL PARTNERS, INC., 90 BROAD STREET, NEW YORK, NEW YORK 10004, (800) 787-3120 (TOLL-FREE); BANKS AND BROKERS CALL COLLECT, (212) 843-8500.

                       OLD SERIES I PREFERRED SECURITIES

     List below the number of Old Series I Preferred Securities whose tender you have solicited. All Old Series I Preferred Securities beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the Old Series I Preferred Securities on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLES HEADED "TO BE COMPLETED ONLY BY EXCHANGE AGENT."

    BENEFICIAL OWNERS OF FEWER THAN 10,000 OLD SERIES I PREFERRED SECURITIES

  SOLICITATION FEE $0.50 PER OLD PREFERRED SECURITY TENDERED FOR NEW PREFERRED
                                    SECURITY

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                                                        NUMBER OF SECURITIES
     DTC PARTICIPANT                                      TENDERED FOR NEW          NUMBER OF BENEFICAL
         NUMBER                VOI TICKET NUMBER        PREFERRED SECURITIES       OWNER(S) REPRESENTED
----------------------------------------------------------------------------------------------------------
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

      SOLICITATION FEE $0.375 PER OLD PREFERRED SECURITY TENDERED FOR CASH

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                                                                                    NUMBER OF BENEFICAL
     DTC PARTICIPANT                                    NUMBER OF SECURITIES             OWNER(S)
         NUMBER                VOI TICKET NUMBER          TENDERED FOR CASH             REPRESENTED
----------------------------------------------------------------------------------------------------------
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

     BENEFICIAL OWNERS OF 10,000 OR MORE OLD SERIES I PREFERRED SECURITIES

                 SOLICITATION FEE $0.250 PER PREFERRED SECURITY

-------------------------------------------------------------------------------------------------------------
   DTC PARTICIPANT          VOI TICKET        NUMBER OF SECURITIES    NUMBER OF BENEFICAL    NAME OF SOLICITING
       NUMBER                 NUMBER                TENDERED         OWNER(S) REPRESENTED          DEALER
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------------------------------
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

                       OLD SERIES II PREFERRED SECURITIES

     List below the number of Old Series II Preferred Securities whose tender you have solicited. All Old Series II Preferred Securities beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the Old Series II Preferred Securities on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLES HEADED "TO BE COMPLETED ONLY BY EXCHANGE AGENT."

   BENEFICIAL OWNERS OF FEWER THAN 10,000 OLD SERIES II PREFERRED SECURITIES

  SOLICITATION FEE $0.50 PER OLD PREFERRED SECURITY TENDERED FOR NEW PREFERRED
                                    SECURITY

----------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES
     DTC PARTICIPANT                                      TENDERED FOR NEW          NUMBER OF BENEFICAL
         NUMBER                VOI TICKET NUMBER        PREFERRED SECURITIES       OWNER(S) REPRESENTED
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
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

      SOLICITATION FEE $0.375 PER OLD PREFERRED SECURITY TENDERED FOR CASH

----------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES
     DTC PARTICIPANT                                      TENDERED FOR NEW          NUMBER OF BENEFICAL
         NUMBER                VOI TICKET NUMBER        PREFERRED SECURITIES       OWNER(S) REPRESENTED
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

     BENEFICIAL OWNERS OF 10,000 OR MORE OLD SERIES II PREFERRED SECURITIES

                 SOLICITATION FEE $0.250 PER PREFERRED SECURITY

-------------------------------------------------------------------------------------------------------------
   DTC PARTICIPANT          VOI TICKET        NUMBER OF SECURITIES    NUMBER OF BENEFICAL    NAME OF SOLICITING
       NUMBER                 NUMBER                TENDERED         OWNER(S) REPRESENTED          DEALER
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
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

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Old Preferred Securities, it has used no soliciting materials other than those furnished by Capital Funding; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

Print Firm Name ------------------                      Address ------------------

Authorized Signature ------------------                 City, State, Zip Code ------------------

Area Code and Telephone Number ------------------       Attention ------------------